UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2016

Continental Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36293	61-1718923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12950 Worldgate Drive, Suite 700 Herndon, VA	20170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 480-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On March 14, 2016, Continental Building Products, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with LSF8 Gypsum Holdings, L.P. (the “Selling Stockholder”) and Credit Suisse Securities (USA) LLC (the “Underwriter”) pursuant to which the Selling Stockholder agreed to sell to the Underwriter 4,500,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a price per share of $16.10 (the “Offering”). The Selling Stockholder also granted the Underwriter an option to purchase up to 606,803 additional shares of Common Stock held by the Selling Stockholder, which was exercised in full on March 15, 2016.

The Selling Stockholder will receive all net proceeds from the sale of Common Stock pursuant to the Underwriting Agreement. The Company will not receive any of the proceeds from the sale of Common Stock by the Selling Stockholder.

The Company made certain customary representations, warranties and covenants in the Underwriting Agreement concerning, among other things, its business and its Registration Statement on Form S-3, preliminary prospectus supplement and final prospectus supplement related to the Offering. The Company also agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

The Offering, including the sale of the additional 606,803 shares, closed on March 18, 2016.

Stock Purchase Agreement

On March 14, 2016, the Company also entered into a stock purchase agreement with the Selling Stockholder providing for the repurchase by the Company, conditioned on the closing of the Offering, of 900,000 shares of Common Stock held by the Selling Stockholder (the “Repurchase”).

The Repurchase closed on March 18, 2016.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated March 14, 2016 among Continental Building Products, Inc., LSF8 Gypsum Holdings, L.P. and Credit Suisse Securities (USA) LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Continental Building Products, Inc.

March 18, 2016	By:	/s/ Timothy Power
	Name:	Timothy Power
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Underwriting Agreement dated March 14, 2016 among Continental Building Products, Inc., LSF8 Gypsum Holdings, L.P. and Credit Suisse Securities (USA) LLC.